SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 30, 2003


                     THE READER'S DIGEST ASSOCIATION, INC.
            (Exact name of registrant as specified in its charter)


         Delaware                       1-10434              13-1726769
  (State or other jurisdiction       (Commission File     (I.R.S. Employer
  of incorporation or organization)      Number)        Identification Number)




             Pleasantville, New York                   10570-7000
    (Address of principal executive offices)           (Zip Code)


              Registrant's telephone number, including area code:
                                 (914) 238-1000






                                                             Page 1 of 36 pages.


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ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)  Financial statements of business acquired Not applicable

      (b)  Pro forma financial information Not applicable

(c)   Exhibits

           This Amendment replaces Exhibit 99.1.

           Furnished herewith are the following:

           Number                   Description

            99.1 The Reader's Digest Association, Inc.'s news release, issued on July 30, 2003, relating to earnings.

            99.2 Remarks delivered by Thomas O. Ryder, Chairman and Chief Executive Officer, to analysts and investors on July 30, 2003.

            99.3 Remarks delivered by Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, to analysts and investors on July 30, 2003.

            99.4 Remarks delivered by Eric W. Schrier, Senior Vice President and Global Editor-in-Chief, and President, North America, to analysts and investors on July 30, 2003.


ITEM 9.    Regulation FD Disclosure.

      Furnished herewith are the following:

      Remarks delivered to analysts and investors by Thomas O. Ryder, Chairman and Chief Executive Officer, on July 30, 2003 (Exhibit 99.2)

      Remarks delivered to analysts and investors by Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, on July 30, 2003 (Exhibit 99.3)

      Remarks delivered to analysts and investors by Eric W. Schrier, Senior Vice President and Global Editor-in-Chief, and President, North America, on July 30, 2003 (Exhibit 99.4)

      See also Item 12 of this Current Report on Form 8-K.

      The information contained in this Item 9, including the exhibits furnished with this Current Report on Form 8-K, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 12.   Results of Operations and Financial Condition.

      This Amendment replaces the following document.

      Furnished herewith are the following:

      The Reader's Digest Association, Inc.'s news release, issued on July 30, 2003, relating to earnings (Exhibit 99.1)

      The information contained in this Current Report on Form 8-K under this
      Item 12, including the exhibits furnished herewith, is being furnished under this Item 12 and is also intended to be furnished under Item 9 "Regulation FD Disclosure." Such information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            THE READER'S DIGEST ASSOCIATION, INC.
                                               (Registrant)


Date:  July 31, 2003
                                          /s/ THOMAS D. BARRY
                                              Thomas D. Barry
                                            Vice President and
                                           Corporate Controller

                                  EXHIBIT INDEX



Exhibit No.                         Description

  99.1 The Reader's Digest Association, Inc.'s news release, issued on July 30, 2003, relating to earnings.

  99.2 Remarks delivered by Thomas O. Ryder, Chairman and Chief Executive Officer, to analysts and investors on July 30, 2003.

  99.3 Remarks delivered by Michael S. Geltzeiler, Senior Vice President and Chief Financial Officer, to analysts and investors on July 30, 2003.

  99.4 Remarks delivered by Eric W. Schrier, Senior Vice President and Global Editor-in-Chief, and President, North America, to analysts and investors on July 30, 2003.